EXHIBIT 10.14

AWARD/CONTRACT                                                     PAGE OF PAGES
                                                                    1   |   16
1. THIS CONTRACT IS A RELATED ORDER UNDER DPAS (15 CFR 350)
RATING
--------------------------------------------------------------------------------
2. CONTRACT (PROC. INST. IDENT.) DASG60-02-C-0055
--------------------------------------------------------------------------------
3. EFFECTIVE DATE 23 APR 02
--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQUEST/PROJECT NO.   VH1A8A0300-01
--------------------------------------------------------------------------------
5. ISSUED BY                                      CODE DASG60
     US ARMY SPACE AND MISSILE DEFENSE
     SMDC-CM-CT, PHIFER
     PO BOX 1500
     HUNTSVILLE, AL 35807-3801
--------------------------------------------------------------------------------
6. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE S0513A
     DCM SANTA ANA
     34 CIVIC CENTER PLAZA
     PO BOX C 12700
     SANTA ANA, CA 92712-2700
--------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY STATE AND ZIP CODE) ASI TECHNOLOGY CORPORATION
     980 AMERICAN PACIFIC DRIVE
     SUITE 111
     HENDERSON NV 89014
--------------------------------------------------------------------------------
8. DELIVERY
     [ ] FOB Origin      [X] Other (see below)
--------------------------------------------------------------------------------
9. DISCOUNT FOR PROMPT PAYMENT

--------------------------------------------------------------------------------
10. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE SPECIFIED) TO THE ADDRESS
     SHOWN IN
          ITEM
--------------------------------------------------------------------------------
CODE 1TPQ4                         FACILITY CODE
--------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                    CODE N00164
     SEE SCHEDULE
--------------------------------------------------------------------------------
12. PAYMENT WILL BE MADE BY             CODE HQ0338
     DFAS-COLUMBUS CENTER
     DFAS-CO/WEST ENTITLEMENT OPERATION
     PO BOX 182381
     COLUMBUS OH 43218-22381
--------------------------------------------------------------------------------
13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION
     [ ] 10 U.S.C. 2304(c)(5)      [ ] 41 U.S.C. 253(c)( )
--------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATION DATA
     SEE SCHEDULE
--------------------------------------------------------------------------------
15A. ITEM NO.                 15B. SUPPLIES/SERVICES
     SEE SCHEDULE
--------------------------------------------------------------------------------
15C. QUANTITY
15D. UNIT
15E. UNIT PRICE
15F. AMOUNT
--------------------------------------------------------------------------------
15G. TOTAL AMOUNT OF CONTRACT:           $595,609.00
--------------------------------------------------------------------------------
16. Table of Contents
     SEC  DESCRIPTION                                                 PAGE(S)
          PART I - THE SCHEDULE
X    A    SOLICITATION/CONTRACT FORM                                    1-1
X    B    SUPPLIES OR SERVICES AND PRICES/COSTS                         2
     C    DESCRIPTION/SPECS./WORK STATEMENT
     D    PACKAGING AND MARKING
X    E    INSPECTION AND ACCEPTANCE                                     4
X    F    DELIVERIES OR PERFORMANCE                                     5
X    G    CONTRACT ADMINISTRATION DATA                                  6
X    H    SPECIAL CONTRACT REQUIREMENTS                                 8

          PART II - CONTRACT CLAUSES
X    I    CONTRACT CLAUSES                                             12

          PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
X    J    LIST OF ATTACHMENTS                                          16

          PART IV - REPRESENTATIONS AND INSTRUCTIONS
     K    REPRESENTATIONS, CERTIFICATIONS OTHER STATEMENTS OF OFFERORS
     L    INSTRS. CONDS., AND NOTICES TO
     M    EVALUATION FACTORS FOR AWARD

         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT

(Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents;
(a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
--------------------------------------------------------------------------------
18. [ ] AWARD (Contractor is not required to sign this document).

Your offer on solicitation number including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
--------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)
     Jerry E. Polis, Pres.
--------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR
     ASI TECHNOLOGY CORPORATION

     BY /s/ Jerry E. Polis
     ---------------------------------------
     (Signature of person authorized to sign)
--------------------------------------------------------------------------------
19C. DATE SIGNED

--------------------------------------------------------------------------------
20A. NAME OF CONTRACTING OFFICER
     ROBBIE H. PHIFER   CONTRACTING OFFICER
--------------------------------------------------------------------------------
20B. UNITED STATES OF AMERICAN

     BY /s/ Robbie H. Phifer
     ----------------------------------
     (Signature of Contracting Officer)
--------------------------------------------------------------------------------
20C. DATE SIGNED
     23 Apr 02
--------------------------------------------------------------------------------

AWARD/CONTRACT                                                     PAGE OF PAGES
                                                                    1   |   16
1. THIS CONTRACT IS A RELATED ORDER UNDER DPAS (15 CFR 350)
RATING
--------------------------------------------------------------------------------
2. CONTRACT (PROC. INST. IDENT.) DASG60-02-C-0055
--------------------------------------------------------------------------------
3. EFFECTIVE DATE 23 APR 02
--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQUEST/PROJECT NO.   VH1A8A0300-01
--------------------------------------------------------------------------------
5. ISSUED BY                                      CODE DASG60
     US ARMY SPACE AND MISSILE DEFENSE
     SMDC-CM-CT, PHIFER
     PO BOX 1500
     HUNTSVILLE, AL 35807-3801
--------------------------------------------------------------------------------
6. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE S0513A
     DCM SANTA ANA
     34 CIVIC CENTER PLAZA
     PO BOX C 12700
     SANTA ANA, CA 92712-2700
--------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY STATE AND ZIP CODE) ASI TECHNOLOGY CORPORATION
     980 AMERICAN PACIFIC DRIVE
     SUITE 111
     HENDERSON NV 89014
--------------------------------------------------------------------------------
8. DELIVERY
     [ ] FOB Origin      [X] Other (see below)
--------------------------------------------------------------------------------
9. DISCOUNT FOR PROMPT PAYMENT

--------------------------------------------------------------------------------
10. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE SPECIFIED) TO THE ADDRESS
     SHOWN IN
          ITEM
--------------------------------------------------------------------------------
CODE 1TPQ4                         FACILITY CODE
--------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                    CODE N00164
     SEE SCHEDULE
--------------------------------------------------------------------------------
12. PAYMENT WILL BE MADE BY             CODE HQ0338
     DFAS-COLUMBUS CENTER
     DFAS-CO/WEST ENTITLEMENT OPERATION
     PO BOX 182381
     COLUMBUS OH 43218-22381
--------------------------------------------------------------------------------
13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION
     [ ] 10 U.S.C. 2304(c)(5)      [ ] 41 U.S.C. 253(c)( )
--------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATION DATA
     SEE SCHEDULE
--------------------------------------------------------------------------------
15A. ITEM NO.                 15B. SUPPLIES/SERVICES
     SEE SCHEDULE
--------------------------------------------------------------------------------
15C. QUANTITY
15D. UNIT
15E. UNIT PRICE
15F. AMOUNT
--------------------------------------------------------------------------------
15G. TOTAL AMOUNT OF CONTRACT:           $595,609.00
--------------------------------------------------------------------------------
16. Table of Contents
     SEC  DESCRIPTION                                                 PAGE(S)
          PART I - THE SCHEDULE
X    A    SOLICITATION/CONTRACT FORM                                    1-1
X    B    SUPPLIES OR SERVICES AND PRICES/COSTS                         2
     C    DESCRIPTION/SPECS./WORK STATEMENT
     D    PACKAGING AND MARKING
X    E    INSPECTION AND ACCEPTANCE                                     4
X    F    DELIVERIES OR PERFORMANCE                                     5
X    G    CONTRACT ADMINISTRATION DATA                                  6
X    H    SPECIAL CONTRACT REQUIREMENTS                                 8

          PART II - CONTRACT CLAUSES
X    I    CONTRACT CLAUSES                                             12

          PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
X    J    LIST OF ATTACHMENTS                                          16

          PART IV - REPRESENTATIONS AND INSTRUCTIONS
     K    REPRESENTATIONS, CERTIFICATIONS OTHER STATEMENTS OF OFFERORS
     L    INSTRS. CONDS., AND NOTICES TO
     M    EVALUATION FACTORS FOR AWARD

         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT

(Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents;
(a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
--------------------------------------------------------------------------------
18. [ ] AWARD (Contractor is not required to sign this document).

Your offer on solicitation number including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
--------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)
     Jerry E. Polis, Pres.
--------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR
     ASI TECHNOLOGY CORPORATION

     BY /s/ Jerry E. Polis
     ---------------------------------------
     (Signature of person authorized to sign)
--------------------------------------------------------------------------------
19C. DATE SIGNED

--------------------------------------------------------------------------------
20A. NAME OF CONTRACTING OFFICER

--------------------------------------------------------------------------------
20B. UNITED STATES OF AMERICAN

     BY
     ----------------------------------
     (Signature of Contracting Officer)
--------------------------------------------------------------------------------
20C. DATE SIGNED

--------------------------------------------------------------------------------

                                                                DASG60-02-C-0055

SECTION B Supplies or Services and Prices

ITEM NO   SUPPLIES/SERVICES   QUANTITY  UNIT      UNIT PRICE          AMOUNT
0001                          4,749.00  DPPH      $125.41777        $595,609.00

          SBIR Phase II

          FFP-LOE - Work as set forth in ASI Technology Corporation proposal, dated 8 Oct 01, entitled, "Ballistic Missile Tracking and Detection with Plasma Antenna", pages 12 through 15, incorporated herein by reference as set forth in Section J.


                                                                 ---------------
                                                       NET AMT       $595,609.00


          ACRN AA Funded Amount                                      $300,000.00



ITEM NO   SUPPLIES/SERVICES   QUANTITY  UNIT      UNIT PRICE          AMOUNT
0002                                                              $       $ NSP

          Contract Data Requirements List (CDRLs)

          FFP-LOE - Data to be delivered under this contract shall be that cited in CDRLs DD Form 1423, Exhibit A, consisting of Line Item Nos. A001 through A004.


                                                                 ---------------
                                                       NET AMT                $




CLAUSES INCORPORATED BY FULL TEXT

LEVEL OF EFFORT:
----------------

         a. In the performance of CLIN 0001 of this contract, the contractor shall provide the following level of effort within the time period as set forth in Section F hereof:

DIRECT PRODUCTIVE
PERSON HOURS                       COMPOSITE RATE
LEVEL OF EFFORT                    PER HOUR                         TOTAL
---------------                    --------                         -----

                                                                DASG60-02-C-0055
                                                                    Page 3 of 16

4,749                             125.41777                         $595,609


         b. DPPH are defined as prime contractor, subcontractor, and consultant actual direct labor hours exclusive of vacation, holiday, sick leave, and other absences.

         c. In accordance with FAR 16.207-2, entitlement to payment is based on the effort expended and the determination by the Government that the effort, materials/equipment, and reports called for have been provided and are acceptable.

                                                                DASG60-02-C-0055

SECTION E Inspection and Acceptance


CLAUSES INCORPORATED BY REFERENCE:


52.246-16      Responsibility For Supplies                              APR 1984
252.246-7000   Material Inspection And Receiving Report                 DEC 1991

                                                                DASG60-02-C-0055

SECTION F Deliveries or Performance

CLAUSES INCORPORATED BY REFERENCE:


52.242-15      Stop-Work Order                                          AUG 1989
52.247-34      F.O.B. Destination                                       NOV 1991


CLAUSES INCORPORATED BY FULL TEXT

PERIOD OF PERFORMANCE:
----------------------

         The contractor shall provide all level of effort, material/equipment, data, and reports required by CLINs 0001 and 0002 within twenty-four (24) months after the effective date of the contract.


DELIVERY OF DATA:
-----------------

         a. All data shall be delivered IAW FAR 52.247-34, F.O.B. Destination, as specified in Block 14 of DD Form 1423. The contractor shall furnish the Contracting Officer one (1) copy of the transmittal letters submitting data requirements to the Technical Monitor. The extent of the Government's rights in data delivered under the contract shall be governed by Contract Clause 252.227-7018 titled, "Rights in Noncommercial Technical Data and Computer Software - Small Business Innovative Research (SBIR) Program."

         b. Acceptance by the Government of all items delivered hereunder shall be at destination.

                                                                DASG60-02-C-0055

SECTION G Contract Administration Data


ACCOUNTING AND APPROPRIATION DATA

AA: 9710400.2501 36-6011 P60605502COO-255Y VH1A0300 S01021 VH1A8A030/IHHPO1/
    H000000000000
AMOUNT: $300.000.00

CLAUSES INCORPORATED BY REFERENCE:


252.242-7000   Postaward Conference                                     DEC 1991

CLAUSES INCORPORATED BY FULL TEXT

INVOICING AND VOUCHERING:
-------------------------

         a. Public vouchers (SF 1034) or contractor equivalent shall be submitted to the Administrative Contracting Officer (ACO) set forth on the DD Form 1155, Block 7, prior to payment by the Defense Finance and Accounting Service (DFAS) specified in Block 15. The ACO will approve and forward the approved voucher to the DFAS Paying Office.

         b. The Paying Office shall ensure that the voucher is disbursed for each ACRN as indicated on the voucher (or as specified herein).

         c. The contractor shall identify on each public voucher/invoice: (1) the contract number, (2) the accounting classification reference number (ACRN) assigned to the accounting classification which pertains to the charges billed, e.g. "ACRN: AA," and, (3) in the address block, the Tax Identification Number, a point of contact, and the telephone number (See Section 1 for sample),

         d. Department of Defense requires that the Taxpayer Identification Number (TIN) be placed on all certified payment vouchers, including non-profit organizations, when submitting payment to the disbursing office. The only exception is foreign vendors, which will have the word "foreign" in the TIN field. Invoices will be returned to the vendor without payment if a TIN is not provided.

         e. The contractor may submit public vouchers, not more frequently than monthly, based on the level of effort expended under this contract. The voucher/invoice shall be computed based on the composite rate per hour specified in Section B of this contract. The contractor is not authorized to voucher in excess of 95% of the contract value prior to acceptance of the final report by the Technical Monitor. The last or final voucher/invoice will not be paid until the Technical Monitor has accepted the final report.

         f. The contractor shall submit the following certificate of conformance for each invoice/voucher as certification of having performed the number of hours being billed.

                           CERTIFICATE OF CONFORMANCE

         I certify that on, (insert inclusive dates) _____________ (Insert Contractor's Name) furnished the supplies or services called for by contract No. (Insert Contract Number) and/or has performed the Direct Productive Person Hours
(DPPH) identified on this invoice/voucher in accordance with Section B of contract and all other applicable requirements. I further certify that the supplies or services are of the quality specified and conform in all

                                                                DASG60-02-C-0055
                                                                    Page 7 of 16

respects with the contract requirements, including specifications, drawings, preservation, packaging, packing, marking requirements, and physical item identification (part number), and are in the quantity shown on this or on the attached acceptance document.

          Date of Execution:______________________

          Signature:______________________________

          Title:__________________________________


CONTRACT ADMINISTRATION: Administration of this contract will be performed by the cognizant office as shown in Block 7, Page 1, Section A, of DD Form 1155. No changes, deviations, or waivers shall be effective without a modification of the contract executed by the Contracting Officer or his duly authorized representative authorizing such changes, deviations, or waivers.

IDENTIFICATION OF CORRESPONDENCE: All correspondence and data submitted by the contractor under this contract shall reference the contract number.

CONTRACTING ACTIVITY REPRESENTATIVES:
-------------------------------------

                                         Contractual Matters               Technical Matters
--------------------------------------------------------------------------------------------------------------
  NAME:                                  Robbie Phifer                     Dr. Larry Altgilbers
  ORGANIZATION CODE:                     SMDC-CM-AK                        SMDC-TC-MT-A
  TELEPHONE NUMBERS:
    COMMERCIAL:                          (256) 955-3693                    (256) 955-1488
    DEFENSE SWITCHED NETWORK (DSN):      645-3693                          645-1488
  EMAIL:                                 Robbie.phifer@smdc.army.mil       Larry. altgilbers@smdc.army.mil
--------------------------------------------------------------------------------------------------------------

                                                                DASG60-02-C-0055

SECTION H Special Contract Requirements



CLAUSES INCORPORATED BY FULL TEXT


PUBLIC RELEASE OF INFORMATION:
------------------------------

         a. In accordance with DFARS 252.204-7000, Disclosure of Information, The Contractor shall not release to anyone outside the Contractor's organization any unclassified information, regardless of medium (e.g., film, tape, document), pertaining to any part of this contract or any program related to this contract, unless the Contractor has written approval or the information is otherwise in the public domain before the date of release.

         b. Requests for approval shall identify the specific information to be released, the medium to be used, and the purpose for the release. The Contractor shall submit its request to the Technical Monitor noted in the contract, Section H, at least 45 days before the proposed date for release. All material to be cleared shall be sent by certified mail/return receipt requested to: _

               U.S. Army Space and Missile Defense Command
               ATTN: Insert Technical Office POC
               P. O. Box 1500
               Huntsville, AL 35807-3801

         c. The Technical Monitor shall process the request in accordance with SM_DC form 614-R.

         d. If there is no response within 30 days, the Contractor shall resubmit the request to:

               U.S. Army Space and Missile Defense Command
               ATTN: SMDC-PA
               P. O. Box 1500
               Huntsville, AL 35807-3801

         e. The Contractor agrees to include a similar requirement in each subcontract under this contract. Subcontractors shall submit requests for authorization to release through the prime contractor.


DISTRIBUTION CONTROL OF TECHNICAL INFORMATION:
----------------------------------------------

         a. The following terms applicable to this clause are defined as follows:

             (1) Technical Document. Any recorded information that conveys scientific and technical information or technical data.

             (2) Scientific and Technical Information. Communicable knowledge or information resulting from or pertaining to conducting and managing a scientific or engineering research effort.

             (3) Technical Data. Recorded information related to experimental, developmental, or engineering works that can be used to define an engineering or manufacturing process or to design, procure, produce, support, maintain, operate, repair, or overhaul material. The data may be graphic or pictorial delineations in media such as drawings or photographs, text in specifications or related performance or design type documents, or computer printouts. Examples of technical data include research and engineering data, engineering drawings, and associated lists, specifications, standards, process sheets, manuals, technical reports, catalog-item identifications, and related information and computer software documentation.

                                                                DASG60-02-C-0055

         b. Except as may otherwise be set forth in the Contract Data Requirements List (CDRL), DD Form 1423, (i) the distribution of any technical document prepared under this contract, in any stage of development or completion, is prohibited without the approval of the Contracting Officer and
(ii) all technical documents prepared under this contract shall initially be marked with the following distribution statement, warning, and destruction notice:

             (1) DISTRIBUTION STATEMENT B - Distribution authorized to U.S. Government agencies only due to proprietary information and/or Arms Export Control Act Information. Other request for this document shall be referred to SMDC-IM-PA.

             (2) WARNING - This document contains technical data whose export is restricted by the Arms Export Control Act (Title 22, U.S.C., Sec 2751 et seq.) or the Export Administration Act of 1979, as amended, Title 50, U.S.C., app 2401 et seq. Violation of these export laws are subject to severe criminal penalties. Disseminate in accordance with provisions of DOD Directive 5230.25.

             (3) DESTRUCTION NOTICE - For classified documents, follow the procedures in DOD 5220.22-M, National Industrial Security Program Operating Manual (NISPOM), Chapter 5, Section 7, or DOD 5200.1-R, Information Security Program Regulation, Chapter IX. For unclassified, limited documents, destroy by any method that will prevent disclosure of contents or reconstruction of the document.

         c. As a part of the review of preliminary or working draft technical documents, the Government will determine if a distribution statement less restrictive than the statement specified above would provide adequate protection. If so, the Government's approval/comments will provide specific instructions on the distribution statement to be marked on the final technical documents before primary distribution.


TECHNICAL COGNIZANCE AND TECHNICAL DIRECTION:
---------------------------------------------

         a. The U.S. Army Space and Missile Defense Command is the cognizant Government technical organization for this contract and will provide technical direction as defined herein. Technical direction shall be exercised by the following Project Engineer:

       Name                        Office symbol            Phone Number
Dr. Larry Altgilbers               SMDC-TC-MT-A             (256) 955-1488

         b. Technical direction, as defined in this clause is the process by which the progress of the contractor's technical efforts are reviewed and evaluated and guidance for the continuation of the effort is provided by the Government. It also includes technical discussions and, to the extent required and specified elsewhere in this contract, defining interfaces between contractors; approving test plans; approving preliminary and critical design reviews; participating in meetings; providing technical and management information; and responding to request for research and development planning data on all matters pertaining to this contract. The contractor agrees to accept technical direction only in the form and procedure set forth herein below.

         e. Except for routine discussions having no impact on contractor performance, any and all technical direction described in paragraph b. above shall only be authorized and binding on the contractor when issued in writing and signed by a Government official designated in a. above. The Technical Direction shall not effect or result in a change within the meaning of the "CHANGES" clause, or any other change in the Scope of Work, price, schedule, or the level of effort required by the contract. Such changes must be executed by the Contracting Officer as a Modification-Change Order, or as a Modification-Supplemental Agreement, as appropriate. It is emphasized that such changes are outside the authority of the Government officials designated in a. above who are not authorized to issue any directions which authorize the contractor to exceed or perform less than the contract requirements. Notwithstanding any provision to the contrary in any Technical Directive, the estimated cost of this contract, and, if this contract is incrementally funded, the amount of funds allotted, shall not be increased or deemed to be increased by issuance thereof.

                                                                DASG60-02-C-0055

KEY PERSONNEL: Key personnel (e.g., Principal Investigator, Principal .Engineer, or equivalent) must be employed with the firm at the time of award and shall be maintained, to the maximum extent possible, throughout this program. The Principal Investigator must spend more than one-half of his/her time with the firm. Should changes be necessary, the contractor shall notify the Government in writing of the proposed substitutes and their qualifications. Implementation of the changes shall be subject to Government approval.


CONTRACT SECURITY CLASSIFICATION:
---------------------------------

         a. This contract is unclassified and does not contain security requirements or a Contract Security Classification Specification, DD Form 254.

         b. In accordance with restrictions required by Executive Order 12470, the Arms Export Control Act (Title 22, USC) (See 275), the International Traffic in Arms Regulation (ITAR), or DoD Directive 5234.25, Withholding of Unclassified Technical Data from Public Disclosure, no foreign nationals will be permitted to work on a contract without the express permission of the Contracting Officer.

         c. Should the government determine that the technology has developed to a point where the information warrants protection under Executive Order 12958, Classified National Security Information, a DD Form 254 and an approved classification guide will be issued to the contractor and appropriate steps will be taken under the contract to protect the material.

METRIC AND PRODUCT ASSURANCE REQUIREMENTS: The contractor shall assure that all deliverables under this contract shall meet industry standards of quality and, where practical, metric measurements.

SAFETY HAZARDS: The contractor shall identify, control, and document the hazards associated with this effort and the control methods necessary to eliminate or control the hazards, Significant items shall be addressed in status meetings and included in the final report.

ENVIRONMENTAL: The contractor agrees to the following:

         a. All activities performed under this contract shall be conducted in accordance with Federal, State, and local environmental laws and regulations.

         b. Any facility to be used in the performance of this contract shall be in compliance with all Federal, State, and local environmental laws and regulations for its intended use.

PROPOSAL. PAGES WITH PROPRIETARY MARKINGS: Pages 12 through 15 of the contractor's SSIR Phase I proposal are incorporated by reference only. With regard to the restriction set forth in the proprietary legend at the bottom of page 1 of contractor's proposal, the contractor agrees that the Government, including Government support contractors who have signed appropriate non-disclosure agreements, may duplicate, use and/or disclose the proprietary pages of his proposal within the Government, to the extent necessary to implement and administer this contract. Such proprietary pages shall retain the proprietary markings placed thereon by the contractor. This special provision does not address or affect the respective rights of the parties in technical data/software delivered to the Government under this contract.

MATERIAL/EQUIPMENT: The contractor will provide all material/equipment necessary for performance of this effort. The Government will acquire title to the following listed equipment when it is acquired, produced, or first used by the contractor in the performance of this contract. The Contracting Officer will give disposition instructions for such property at the end of the contract period of performance.

         DESCRIPTION
         -----------

                                                                DASG60-02-C-0055

         Power Supply


PATENTS - REPORTING OF SUBJECT INVENTIONS:
------------------------------------------

         a. The interim and final invention reports shall be submitted on DD Form 882, Report of Inventions and Subcontracts, see http://www.smdc.army.mil/Contracts/Contracts.html and click on the Special Announcements link to see the instructions. In accordance with DFARS 252.227-7039 and FAR 52.227-12, interim reports shall be furnished every twelve
(12) months and final reports shall be furnished within three (3) months after completion of the contracted work. In accordance with FAR 27.305-3(e), when a contractor fails to disclose a subject invention the applicable withholding of payments provision may be invoked.

         b. The contractor shall include the clause at DFARS 252.227-7039 in all subcontracts with small businesses and non profit organizations, regardless of tier, for experimental, developmental, or research work.

         c. The prime contractor shall account for the interim and final invention reports submitted by the subcontractor.

ELECTRONIC DELIVERY OF DATA AND OTHER CORRESPONDENCE TO CONTRACTING ACTIVITY
REPRESENTATIVES:

         a. This contract requires the delivery of contractual correspondence and CDRL items to the Contracting Activity Representatives (the Contract Specialist and the Technical Monitor identified in this contract). It is highly desired, but not required, that these documents be delivered electronically by e-mail/e-mail attachment. (The remainder of CDRL distribution shall be by hardcopy.) Delivery of data and correspondence via e-mail typically provides for quicker and more efficient communications between the contractor and the Contracting Activity Representatives and better serves the needs of all involved.

         b. If the contractor elects to utilize electronic delivery, the following guidelines shall to be used:

                  1. When printed as well as electronic copies are delivered, the electronic version of a document must be identical to the printed copy delivered.

                  2. As a standard file naming convention, each e-mail message subject line shall begin with "SBIR Contract DASG60-__-__-_____, (complete using the Contract Number of this Contract) and be followed by an additional as appropriate.

Example: "SBIR Contract DASG60-01-M-0000, CDRL 0001 Submission"

                  3. Submittals should be readable on Windows NT 4.0 platforms using Microsoft Office 2000.



YEAR 2000 COMPLIANCE.
---------------------

The Contractor shall ensure products provided under this contract, to include hardware, software, firmware, and middleware, whether acting alone or combined as a system, are Year 2000 compliant as defined in FAR Part 39.

                                                                DASG60-02-C-0055

SECTION I Contract Clauses


CLAUSES INCORPORATED BY REFERENCE:

52.202-1       Definitions                                                        DEC 2001
52.203-3       Gratuities                                                         APR 1984
52.203-5       Covenant Against Contingent Fees                                   APR 1984
52.203-6       Restrictions On Subcontractor Sales To The Government              JUL 1995
52.203-7       Anti-Kickback Procedures                                           JUL 1995
52.203-8       Cancellation, Rescission, and Recovery of Funds for Illegal or     JAN 1997
               Improper Activity
52.203-10      Price Or Fee Adjustment For Illegal Or Improper Activity           JAN 1997
52.203-12      Limitation On Payments To Influence Certain Federal Transactions   JUN 1997
52.204-4       Printed or Copied Double-Sided on Recycled Paper                   AUG 2000
52.209-6       Protecting the Government's Interest When Subcontracting With      JUL 1995
               Contractors Debarred, Suspended, or Proposed for Debarment
52.211-15      Defense Priority And Allocation Requirements                       SEP 1990
52.215-2       Audit and Records--Negotiation                                     JUN 1999
52.215-8       Order of Precedence--Uniform Contract Format                       OCT 1997
52.215-11      Price Reduction for Defective Cost or Pricing Data--Modifications  OCT 1997
52.215-13      Subcontractor Cost or Pricing Data--Modifications                  OCT 1997
52.215-14      Integrity of Unit Prices                                           OCT 1997
52.215-15      Pension Adjustments and Asset Reversions                           DEC 1998
52.215-17      Waiver of Facilities Capital Cost of Money                         OCT 1997
52.215-18      Reversion or Adjustment of Plans for Postretirement Benefits       OCT 1997
               (PRB) Other than Pensions
52.219-4       Notice of Price Evaluation Preference for FIUBZone Small Business  JAN 1999
               Concerns
52.219-6       Notice Of Total Small Business Set-Aside                           JUL 1996
52.219-8       Utilization of Small Business Concerns                             OCT 2000
52.219-14      Limitations On Subcontracting                                      DEC 1996
52.222-3       Convict Labor                                                      AUG 1996
52.222-21      Prohibition Of Segregated Facilities                               FEB 1999
52.222-26      Equal Opportunity                                                  APR 2002
52.222-35      Equal Opportunity For Disabled Veterans, Veterans of the Vietnam   DEC 2001
               Era and Other Eligible Veterans
52.222-36      Affirmative Action For Workers With Disabilities                   JUN 1998
52.222-37      Employment Reports On Special Disabled Veterans, Veterans Of       DEC 2001
               The Vietnam Era and Other Eligible Veterans
52.223-6       Drug Free Workplace                                                MAY 2001
52.223-14      Toxic Chemical Release Reporting                                   OCT 2000
52.225-13      Restrictions on Certain Foreign Purchases                          JUL 2000
52.226-1       Utilization Of Indian Organizations And Indian-Owned Economic      JUN 2000
               Enterprises
52.227-1       Authorization and Consent                                          JUL 1995
52.227-2       Notice And Assistance Regarding Patent And Copyright               AUG 1996
               Infringement
52.227-11      Patent Rights--Retention By The Contractor (Short Form)            JUN 1997
52.229-3       Federal, State And Local Taxes                                     JAN 1991
52.229-5       Taxes--Contracts Performed in U S Possessions Or Puerto Rico       APR 1984
52.232-2       Payments Under Fixed-Price Research And Development Contracts      APR 1984
52.232-9       Limitation On Withholding Of Payments                              APR 1984





                                                                DASG60-02-C-0055

                                                                   Page 13 of 16


52.232-17      Interest                                                             JUN 1996
52.232-23 Alt IAssignment of Claims (Jan 1986) - Alternate I                        APR 1984
52.232-25      Prompt Payment                                                       FEB 2002
52.232-33      Payment by Electronic Funds Transfer--Central Contractor             MAY 1999
               Registration
52.233-1       Disputes                                                             DEC 1998
52.233-3       Protest After Award                                                  AUG 1996
52.242-13      Bankruptcy                                                           JUL 1995
52.243-1 Alt V Changes--Fixed-Price (Aug 1987) - Alternate V                        APR 1984
52.244-6       Subcontracts for Commercial Items                                    DEC 2001
52.245-2 Alt I Government Property (Fixed Price Contracts Alt 1) (Deviation)        APR 1998
(Dev)
52.248-1       Value Engineering                                                    FEB 2000
52.249-2       Termination For Convenience Of The Government (Fixed-Price)          SEP 1996
52.249-9       Default (Fixed-Priced Research And Development)                      APR 1984
52.252-2       Clauses Incorporated By Reference                                    FEB 1998
52.252-6       Authorized Deviations In Clauses                                     APR 1984
52.253-1       Computer Generated Forms                                             JAN 1991
252.203-7001   Prohibition On Persons Convicted of Fraud or Other Defense-          MAR 1999
               Contract-Related Felonies
252.204-7003   Control Of Government Personnel Work Product                         APR 1992
252.204-7004   Required Central Contractor Registration                             NOV 2001
252.205-7000   Provisions Of Information To Cooperative Agreement Holders           DEC 1991
252.209-7000   Acquisition From Subcontractors Subject To On-Site Inspection        NOV 1995
               Under The Intermediate Range Nuclear Forces (INF) Treaty
252.209-7004   Subcontracting With Firms That Are Owned or Controlled By The        MAR 1998
               Government of a Terrorist Country
252.225-7012   Preference For Certain Domestic Commodities                          AUG 2000
252.225-7026   Reporting Of Contract Performance Outside The United States          JUN 2000
252.226-7001   Utilization of Indian Organizations and Indian-Owned Economic        SEP 2001
               Enterprises-DoD Contracts
252.227-7018   Rights in Noncommercial Technical Data and Computer Software--       JUN 1995
               Small Business Innovation Research (SBIR) Program
252,227-7019   Validation of Asserted Restrictions--Computer Software               JUN 1995
252.227.7027   Deferred Ordering Of Technical Data Or Computer Software             APR 1988
252.227-7030   Technical Data--Withholding Of Payment                               MAR 2000
252.227-7034   Patents--Subcontracts                                                APR 1984
252.227-7036   Declaration of Technical Data Conformity                             JAN 1997
252.227-7037   Validation of Restrictive Markings on Technical Data                 SEP 1999
252.227-7039   Patents--Reporting Of Subject Inventions                             APR 1990
252.235-7011   Final Scientific or Technical Report                                 SEP 1999
252.243-7001   Pricing Of Contract Modifications                                    DEC 1991
252.243-7002   Requests for Equitable Adjustment                                    MAR 1998
252.244-7000   Subcontracts for Commercial Items and Commercial Components          MAR 2000
               (DoD Contracts)
252.247-7023   Transportation of Supplies by Sea                                    MAR 2000
252.247-7024   Notification Of Transportation Of Supplies By Sea                    MAR 2000



CLAUSES INCORPORATED BY FULL TEXT


252.232-7007   LIMITATION OF GOVERNMENT'S OBLIGATION (AUG 1993)

(a) Contract line item(s) 0001 through 0002 are incrementally funded. For these item(s), the sum of $300,000 of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (i) of this clause.

(b) For items(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor will not be obligated to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled "TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT"." As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit and estimated termination settlement costs for those item(s).

(e) Notwithstanding the dates specified in the allotment schedule in paragraph
(i) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor's best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (i) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as may be specified in the allotment schedule in paragraph (i) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor's notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled "TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT".

(d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

(e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled "disputes."

(f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.

(g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "DEFAULT." The provisions of this clause are limited to work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract if fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.

(h) Nothing in this clause affects the right of the Government to this contract pursuant to the clause of this contract entitled "TERMINATION FOR CONVENIENCE OF THE GOVERNMENT."

                                                                DASG60-02-C-0055

(i) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:

On execution of contract ........$300,000
                    FY03 ........$295,609

(End of clause)

                                                                DASG60-02-C-0055

SECTION J List of Documents, Exhibits and Other Attachments

           PART III - LIST OF DOCUMENTS EXHIBITS AND OTHER ATTACHMENTS
           -----------------------------------------------------------

                         SECTION J - LIST OF ATTACHMENTS
                         -------------------------------

           TITLE                                                    DATE              # OF PAGES
-----------------------------------------                        ---------           -------------
Contract Data Requirements List (DD Form 1423)                   12 Jan 2002              5
   Exhibit A with Distribution List, and
   Data Item Descriptions (DD Forms 1664)
   The DIDs are available on the USASMDC
   Web site at http://www.smdc.army.mil. Click on
   Business, click on Commerce Business Daily,
   Click on Small Business Innovative Research (SBIR).

Small Business Innovation Research Program Proposal               8 Oct 2001              4
   Titled, "Ballistic Missile Tracking and Detection
   With Plasma Antenna," pages 12 through 15, incorporated
   herein by reference

Contractor's Representations and Certifications are incorporated herein by reference.

Public Voucher for Purchases and Services                           NA                    2
   Other than Personal/Standard Form 1034
   (Sample and Blank Form)

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.          0002
B. EXHIBIT                         A
C. CATEGORY                        TDP___ TM___ OTHER
D. SYSTEM/ITEM                     Detection with Plasma Arrays
E. CONTRACT/PR NO.
F. CONTRACTOR                      Corporation
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A001
2. TITLE OF DATA ITEM              Technical Report-Study/Services
3. SUBTITLE                        Special Technical Summary
4. AUTHORITY                       DI-MISC-80508A
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                SMDC-TC-MT-A
7. DD 250 REQ.                     LT
8. APP CODE                        N
9. DIST STATEMENT REQUIRED         B
10. FREQUENCY                      ONE/R
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       See 16
13. DATE OF SUBSEQUENT SUBMISSION  See 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     TC-MT-A                                1
     Larry Altgilbers
     TC-MT-A                                1
     S.Rick
     CM-AR                                  *
     MDA                                    1
     MDA-CS                                 1
     MDA-SE                                 1
     DTIC                                   2
     PEO                                    1
     PEO-                                   1
     PEO-PE                                 1

15. TOTAL                                   10
--------------------------------------------------------------------------------

16. REMARKS

Update the one-page abstract and one-page diagram submitted under the Phase I Contract. Include new information obtained during the Phase I effort. Submit 30 days after contract award date.


* Copy of transmittal letter only

All copies are to be of reproducible quality


G. PREPARED BY           L. Altgilber
H. DATE                  1-17-2002
I. APPROVED BY           /s/ signature
J. DATE                  1-17-2002
--------------------------------------------------------------------------------
                                                               Page 1 of 4 Pages

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.          0002
B. EXHIBIT                         A
C. CATEGORY                        TDP___ TM___ OTHER
D. SYSTEM/ITEM                     Detection with Plasma Arrays
E. CONTRACT/PR NO.
F. CONTRACTOR                      Corporation
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A001
2. TITLE OF DATA ITEM              Technical Report-Study/Services
3. SUBTITLE                        Special Technical Summary
4. AUTHORITY                       DI-MISC-80508A
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                SMDC-TC-MT-A
7. DD 250 REQ.                     LT
8. APP CODE                        N
9. DIST STATEMENT REQUIRED         B
10. FREQUENCY                      ONE/R
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       See 16
13. DATE OF SUBSEQUENT SUBMISSION  See 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     TC-MT-A                                1
     Larry Altgilbers
     TC-MT-A                                1
     S.Rick
     CM-AR                                  *
     MDA                                    1
     MDA-CS                                 1
     MDA-SE                                 1
     DTIC                                   2
     PEO                                    1
     PEO-                                   1
     PEO-PE                                 1

15. TOTAL                                   10
--------------------------------------------------------------------------------

16. REMARKS


Submit final draft 60 days prior to end of the contract. The government's comments will be provided within 30 days. A final version shall be delivered at the end of the contract. The contractor shall identify, control and document any hazards and control procedures associated with the process and include this documentation in the final report. Approval: G30/C30




* Copy of transmittal letter only

All copies are to be of reproducible quality


G. PREPARED BY           LARRY ALTGILBERS
H. DATE
I. APPROVED BY
J. DATE
--------------------------------------------------------------------------------
                                                               Page 2 of 4 Pages

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.          0002
B. EXHIBIT                         A
C. CATEGORY                        TDP___ TM___ OTHER
D. SYSTEM/ITEM                     Detection with Plasma Arrays
E. CONTRACT/PR NO.
F. CONTRACTOR                      Corporation
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A001
2. TITLE OF DATA ITEM              Technical Report-Study/Services
3. SUBTITLE                        Special Technical Summary
4. AUTHORITY                       DI-MISC-80508A
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                SMDC-TC-MT-A
7. DD 250 REQ.                     LT
8. APP CODE                        N
9. DIST STATEMENT REQUIRED         B
10. FREQUENCY                      ONE/R
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       See 16
13. DATE OF SUBSEQUENT SUBMISSION  See 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     TC-MT-A                                1
     Larry Altgilbers
     TC-MT-A                                1
     S.Rick
     CM-AR                                  *
     MDA                                    1
     MDA-CS                                 1
     MDA-SE                                 1
     DTIC                                   2
     PEO                                    1
     PEO-                                   1
     PEO-PE                                 1

15. TOTAL                                   10
--------------------------------------------------------------------------------

16. REMARKS

Initial report is to cover period ending first 3 months following contract award. Report is due 15 days after completion of each quarter's effort. When report is Presented orally, provide copies of viewgraphs and narrative to attendees.



* Copy of transmittal letter only

All copies are to be of reproducible quality


G. PREPARED BY           LARRY ALTGILBERS
H. DATE
I. APPROVED BY
J. DATE
--------------------------------------------------------------------------------
                                                                     Page 3 of 4

CONTRACT DATA REQUIREMENTS LIST

A. CONTRACT LINE ITEM NO.          0002
B. EXHIBIT                         A
C. CATEGORY                        TDP___ TM___ OTHER
D. SYSTEM/ITEM                     Detection with Plasma Arrays
E. CONTRACT/PR NO.
F. CONTRACTOR                      Corporation
--------------------------------------------------------------------------------
1. DATA ITEM NO.                   A001
2. TITLE OF DATA ITEM              Technical Report-Study/Services
3. SUBTITLE                        Special Technical Summary
4. AUTHORITY                       DI-MISC-80508A
5. CONTRACT REFERENCE
6. REQUIRING OFFICE                SMDC-TC-MT-A
7. DD 250 REQ.                     LT
8. APP CODE                        N
9. DIST STATEMENT REQUIRED         B
10. FREQUENCY                      ONE/R
11. AS OF DATE
12. DATE OF FIRST SUBMISSION       See 16
13. DATE OF SUBSEQUENT SUBMISSION  See 16
--------------------------------------------------------------------------------
14. DISTRIBUTION
     a. ADDRESSEE                      b. COPIES
                                   Draft      Final
                                           Reg   Report
     TC-MT-A                                1
     Larry Altgilbers
     TC-MT-A                                1
     S.Rick
     CM-AR                                  *
     MDA                                    1
     MDA-CS                                 1
     MDA-SE                                 1
     DTIC                                   2
     PEO                                    1
     PEO-                                   1
     PEO-PE                                 1

15. TOTAL                                   10
--------------------------------------------------------------------------------

16. REMARKS

Contractor format is acceptable. This report shall be submitted within 30 days after each significant technical achievement as directed by the COR.


* Copy of transmittal letter only

All copies are to be of reproducible quality


G. PREPARED BY           LARRY ALTGILBERS
H. DATE
I. APPROVED BY
J. DATE
--------------------------------------------------------------------------------
                                                                     Page 4 of 4

                        DISTRIBUTION ADDRESSEE CODE LIST
                        --------------------------------

                                  DAT PROGRAM

1. MAILING ADDRESS FOR REQUIRED REPORTS DISTRIBUTION TO U.S. Army Space & Missile Defense Command IS BELOW. USE THIS ADDRESS FOR ALL CODES PRECEDED BY A HYPEN IN BLOCK 14 OF THE DD FORM 1423.

     Commanding General
     SMDC-(CODES PRECEDED BY A HYPEN)
     U.S. Army Space & Missile Defense Command
     P.O. Box 1500
     Huntsville, AL 35807-3801

2. MAILING ADDRESSES FOR ALL OTHER CODES IN BLOCK 14, DD FORM 1423, ARE AS
FOLLOWS:

--------------------------------------------------------------------------------
CODE      ADDRESS                       CODE      ADDRESS
--------------------------------------------------------------------------------
MDA       SB/SBIR (Rucky)                         MDA-CS    CS (Infosino)
          Frank Rucky                                       Dr. Charles Infosino
          7100 Defense Pentagon                             7100 Defense Pentagon
          Washington, DC 20301-7100                         Washington, DC 20301-7100

DTIC      DTIC (Pat Nawby)                        PEO-PE    PEO-PE
          Defense Technical Information Center              Dr. Pashang Esfandiari
          9725 John J. Klingman Rd                          2231 Crystal Drive
          Suite 0944                                        Suite 204
          Ft. Belvoir, VA 22060-6218                        Arlington, VA 22202

MDA-SE    MDA/SE
          Dr. Erwin Myrick and Keith Englander
          7100 Defense Pentagon
          Washington, DC 20301-7100

PEO       PEO/TSC PMS451
          Mr. Mario Miranda
          2351 Jefferson Davis Highway
          Arlington, VA 22242

PEO-JJ    SFAE-AMD
          James Jordan
          P.O. Box 1500
          Huntsville, AL  35807-3801

SBIR SAMPLE FORM HERE

                           CERTIFICATE OF CONFORMANCE

         I certify that on, (insert inclusive dates) ________________ (insert Contractor's Name) furnished the supplies or services called for __ contract No. _______________ (Insert Contract Number) and/or has performed the Direct Productive Person Hours (DPPH) identified on this invoice/voucher in accordance with Section B of contract and all other applicable requirements. I further certify that the supplies or services are of the quality specifiers and conform in all respects with the contract requirements, including specifiications, drawings, preservation, packaging, packing, marking requirements, and physical item identification (part number), and are in the quantity shown on this or on the attached acceptance document.

          Date of Execution:__________________
          Signature:__________________________
          Title:______________________________